                      THE BRAZILIAN INVESTMENT FUND, INC.

---------------------------------------------
OFFICERS AND DIRECTORS

Barton M. Biggs             R. Charles Tschampion
CHAIRMAN OF THE BOARD       DIRECTOR
OF DIRECTORS                Frederick B. Whittemore
Warren J. Olsen             DIRECTOR
PRESIDENT AND DIRECTOR      James W. Grisham
Peter J. Chase              VICE PRESIDENT
DIRECTOR                    Harold J. Schaaff, Jr.
John W. Croghan             VICE PRESIDENT
DIRECTOR                    Joseph P. Stadler
David B. Gill               VICE PRESIDENT
DIRECTOR                    Valerie Y. Lewis
Graham E. Jones             SECRETARY
DIRECTOR                    James R. Rooney
John A. Levin               TREASURER
DIRECTOR                    Joanna M. Haigney
William G. Morton, Jr.      ASSISTANT TREASURER
DIRECTOR

---------------------------------------------
INVESTMENT ADVISER

Morgan Stanley Asset Management Inc.
1221 Avenue of the Americas
New York, New York 10020
--------------------------------------------------------
U.S. ADMINISTRATOR
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
--------------------------------------------------------
BRAZILIAN ADMINISTRATOR AND CUSTODIAN
Unibanco-Uniao de Bancos Brasileiros S.A.
Avenida Eusebio Matoso, 891,
Sao Paulo, S.P., Brazil
--------------------------------------------------------
U.S. CUSTODIAN
The Chase Manhattan Bank, N.A.
770 Broadway
New York, New York 10003
--------------------------------------------------------
SHAREHOLDER SERVICING AGENT
The Chase Manhattan Bank, N.A.
73 Tremont Street
Boston, Massachusetts 02108
(800) 548-7786
--------------------------------------------------------
LEGAL COUNSEL
Sullivan & Cromwell
125 Broad Street
New York, New York 10004
--------------------------------------------------------
INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

--------------------------------------------------------
For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call 1-800-221-6726.

                            ------------------------

                                      THE
                              BRAZILIAN INVESTMENT
                                   FUND, INC.
                             ---------------------

                              THIRD QUARTER REPORT
                               SEPTEMBER 30, 1995
                      MORGAN STANLEY ASSET MANAGEMENT INC.
                               INVESTMENT ADVISER

LETTER TO SHAREHOLDERS
-------

For the third quarter of 1995, the Fund's total return based on net asset value per share was 17.15% compared to 12.60% for the IFC Total Return Index for Brazil (the "IFC Index"). The Fund's results were primarily due to an overweighting in the telecommunications and beverage sectors which outperformed due to, respectively, anticipation of a favorable tariff rebalancing of telephone rates, and better than expected second quarter earnings from local beer manufacturer Cervejaria Brahma. Year-to-date the Fund's total return based on net asset value per share is -15.37% versus -10.36% for the IFC Index.

The overall market's strong performance, which easily outdistanced that of its fellow Latin countries, was driven primarily by lower than expected inflation numbers and a modest easing of bank reserve requirements by the Central Bank. Various delays in the reform packages being debated in Congress, however, took some wind out of the rally in the last two weeks of the quarter.

The economy appeared to reach its bottom in the summer months of June and July, and indications are that there has been a modest and selective pickup in activity in August and September. The slowdown differentially affected specific sectors, with the automotive sector hit the hardest. Demand for consumer nondurables and, surprisingly, household appliances, did not witness a significant drop-off compared to that of the automotive sector. Past due loans in the banking sector reached their peak and appear to have stabilized in August. Inflation reached a low of 0.7% in the month of August, and should come in slightly higher for the month of September. Taken together, in the early part of the third quarter we witnessed the effects of the credit-tightening measures implemented by the Central Bank in the early part of the year. These measures were successful in slowing down the economy and reducing inflationary pressures, and created the sufficient "breathing space" to begin easing credit in the latter part of the quarter.

Tariffs on regulated industries--frozen for over a year--are cautiously and gradually being raised so as to avoid one-time inflationary shocks. The petroleum industry was granted a 13% tariff increase--parceled out at different points along the distribution chain-- and the electric utility and telecommunications industries should be granted respective tariff increases of similar to greater magnitudes by the end of this year.

The task presently facing the government, in addition to maneuvering the reform measures through Congress (more about those below), is to reduce inflationary pressures without tipping the economy into a recession, i.e. to engineer a "soft landing." Although too early to definitively call, signs are pointing to a favorable attainment of this goal. We think that the economy bottomed in late summer and that marginally declining interest rates--although likely to remain high in absolute terms--should contribute to a mild pickup toward the end of this year.

On the reform front, there are a variety of initiatives--including tax reform, administrative reform, social security reform, industry deregulation, and privatization--at various stages in the approval process. We do not expect dramatic, overnight progress on these initiatives but rather slow, painstaking quid-pro-quo gains to be made over the next six to twelve months. The most pressing item is to pass legislation allowing the government to balance its budget (called the "social emergency fund") for the coming fiscal year. In the meantime, absent fundamental fiscal reform, the government continues to exercise prudent control over the economy via the foreign exchange rate, domestic interest rates, and selective import tariffs. We have been very impressed with their ability to engineer the unfolding soft landing using these three levers of economic policy.

With respect to the market, we are cautiously optimistic for the rest of the year. We believe there are opportunities for handsome gains through judicious stock selection, though we do not expect the continuation of the strong rallies experienced in the second and third quarters. Although we expect real interest rates to continue to be high until fiscal reform is implemented, marginal future declines in interest rates should bode well for the stock market. Further, we think that companies which sell small-ticket items should do particularly well in the last quarter owing to: a pickup in economic activity, the Christmas season, year-end bonuses (given in November), and one-time boosts to disposable income as a result of industry wide wage renegotiations that take place between September-November. Further, we continue to like the banks as asset quality has stabilized, net interest margins are high, and high capitalization levels offer ample room to grow loan portfolios as credit restrictions ease. Lastly, we feel there is enormous value in selected state-owned companies, and tend to favor those companies which are cheap on a price/asset basis and where we see "positive announcement" catalysts on the horizon. An example is the electric utility sector, which trades at a fraction of its Chilean peer's multiples on a price/asset basis, and which should experience both a favorable tariff increase by the end of this year and a high visibility privatization--Rio de Janeiro distributor Light--by the end of this year or early next.

Sincerely,

           [SIG]

Warren J. Olsen
PRESIDENT

          [SIG]

Robert L. Meyer
SENIOR PORTFOLIO MANAGER

      [SIG]

Andy Skov
PORTFOLIO MANAGER

October 18, 1995

The Brazilian Investment Fund, Inc.
Investment Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

HISTORICAL
INFORMATION
                                                                TOTAL RETURN (%)
                                               --------------------------------------------------

                                                 NET ASSET VALUE (1)            INDEX (2)
                                               -----------------------  -------------------------
                                                             AVERAGE                    AVERAGE
                                               CUMULATIVE     ANNUAL     CUMULATIVE      ANNUAL
                                               -----------------------  -------------------------
CURRENT QUARTER                                     17.15%         --         12.60%          --

FISCAL YEAR TO DATE                                -15.37          --        -10.36           --

ONE YEAR                                           -28.94      -28.94%       -21.67       -21.67%

SINCE INCEPTION*                                   171.69       25.99        215.17        30.30

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

--------------------------------------------------------------------------------

RETURNS AND PER SHARE INFORMATION (1)

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Periods ended September 30:
                                           1991*       1992       1993       1994   9 Months Ended 9/30/95 (Unaudited)
Net Asset Value                          $ 63.31    $ 55.28    $ 83.58   $ 129.97                              $ 73.96
Income Dividends                               -          -          -       1.80                                    -
Capital Gains and Other Distributions          -          -       7.06       6.65                                37.73
Total Return (1)                          26.62%   (12.68%)     72.52%     68.32%                             (15.37%)
Index Total Return (2)                     3.48%      0.32%     99.45%     69.83%                             (10.36%)

(1)Total investment return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. These percentages are not an indication of the performance of a shareholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value of the Fund.

(2)IFC Total Return Index for Brazil

*The Fund commenced operations on June 4, 1991.

The Brazilian Investment Fund, Inc.
Portfolio Summary as of September 30, 1995
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO INVESTMENTS DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Equity Securities      97.8%
Cash Equivalents        2.2%

--------------------------------------------------------------------------------

SECTORS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Utilities - Electrical & Gas            23.8%
Banking                                 20.2%
Telecommunications                      18.3%
Beverages & Tobacco                      8.9%
Energy Sources                           5.7%
Appliances & Household Durables          3.5%
Merchandising                            3.5%
Machinery & Engineering                  2.2%
Metals - Non-Ferrous                     2.0%
Other                                   11.9%

--------------------------------------------------------------------------------

TEN LARGEST HOLDINGS

       1.  Eletrobras (Common)
       2.  Telebras
       3.  Brahma
       4.  Banco Bradesco
       5.  Petrobras
       6.  Banco Itau
       7.  Banco do Brasil
       8.  Light (Common)
       9.  Banco Nacional
      10.  Refripar

INVESTMENTS (UNAUDITED)

---------

SEPTEMBER 30, 1995

                                                       VALUE
                                        SHARES         (000)
---------------------------------------------------------
------------
BRAZILIAN INVESTMENT FUND (96.7%)
---------------------------------------------------------
------------
BRAZILIAN PREFERRED STOCKS (94.9%)
(Unless otherwise noted)
------------------------------------------------------------
-------------
APPLIANCES & HOUSEHOLD DURABLES (3.5%)
  Refripar                         557,352,927  U.S.$  1,456
  Refripar (Common)                 23,893,000            53
                                                ------------
                                                       1,509
                                                ------------
------------------------------------------------------------
-------------
BANKING (20.2%)
  Banco Bradesco                   381,104,708         3,659
  Banco do Brasil                  108,442,000         1,741
  Banco Itau                         5,582,500         1,757
  Banco Nacional                    77,183,664         1,531
                                                ------------
                                                       8,688
                                                ------------
------------------------------------------------------------
-------------
BEVERAGES & TOBACCO (8.9%)
  Brahma                             9,419,489         3,840
                                                ------------
------------------------------------------------------------
-------------
CHEMICALS (0.5%)
  Rhodia Ster ADS                       14,810           198
                                                ------------
------------------------------------------------------------
-------------
ENERGY SOURCES (5.7%)
  Petrobras                         23,377,333         2,465
                                                ------------
------------------------------------------------------------
-------------
FOOD & HOUSEHOLD PRODUCTS (0.9%)
  Dixie Toga                           461,291           397
                                                ------------
------------------------------------------------------------
-------------
INDUSTRIAL COMPONENTS (1.9%)
  Schulz                        23,670,000,000           801
                                                ------------
------------------------------------------------------------
-------------
MACHINERY & ENGINEERING (2.2%)
  WEG                                1,822,000           937
                                                ------------
------------------------------------------------------------
-------------
MERCHANDISING (3.5%)
  Cia Brasileira ADR                    43,850           477
  Lojas Americanas (Bonus
   Rights)                             183,270            26
  Lojas Renner                      43,970,000           992
                                                ------------
                                                       1,495
                                                ------------
------------------------------------------------------------
-------------
METALS -- NON-FERROUS (2.0%)
  CVRD                               5,013,800           842
                                                ------------
------------------------------------------------------------
-------------
METALS -- STEEL (1.5%)
  Acesita                           27,450,000           196
  Usiminas                         310,000,000           341
  Usiminas ADS                           9,000            99
                                                ------------
                                                         636
                                                ------------
------------------------------------------------------------
-------------

                                                       VALUE
                                        SHARES         (000)

---------------------------------------------------------
------------
TELECOMMUNICATIONS (18.3%)
  Telebras                          88,253,895  U.S.$  4,212
  Telebras ADR                          17,400           827
  Telebras (Common)                 28,453,000         1,149
  Telesp                             5,185,601           850
  Telesp (Common)                    5,010,500           839
                                                ------------
                                                       7,877
                                                ------------
------------------------------------------------------------
-------------
TEXTILES & APPAREL (2.0%)
  Coteminas                          1,200,000           393
  Wentex                           318,000,000           467
                                                ------------
                                                         860
                                                ------------
------------------------------------------------------------
-------------
UTILITIES -- ELECTRICAL & GAS (23.8%)
  Cemig ADR                             28,357           631
  CESP                               4,440,090           154
  CESP (Common)                      6,900,000           224
  CPFL                              22,591,000           903
  Eletrobras 'B'                     3,438,000         1,061
  Eletrobras (Common)               18,468,000         5,697
  Light (Common)                     4,191,000         1,561
                                                ------------
                                                      10,231
                                                ------------
------------------------------------------------------------
-------------
TOTAL BRAZILIAN PREFERRED STOCKS
  (Cost U.S. $35,804)                                 40,776
                                                ------------
------------------------------------------------------------
-------------
PURCHASED OPTION (0.0%)
---------------------------------------------------------
------------
UTILITIES -- ELECTRICAL & GAS
  CPFL call, expiring
   10/16/95, strike price BRL
   70.00
   (Cost U.S. $0)                   18,700,000            --
                                                ------------

-----------------------------------------------------------------
-------------

                                              FACE
                                            AMOUNT
                                             (000)
---------------------------------------------------------
------------
FOREIGN CURRENCY ON DEPOSIT WITH
    CUSTODIAN (1.8%)
  Brazilian Real
   (Cost U.S. $756)                   BRL      721           757
                                                    ------------
----------------------------------------------------------------
-------------
TOTAL BRAZILIAN INVESTMENT FUND
  (Cost U.S. $36,560)                                     41,533
                                                    ------------
---------------------------------------------------------
------------
SHORT-TERM INVESTMENT (0.3%)
---------------------------------------------------------
------------
REPURCHASE AGREEMENT (0.3%)
  Chase Manhattan Bank, N.A.,
   6.00%, dated 9/29/95, due
   10/2/95, to be repurchased at
   $153, collateralized by U.S.$130
   United States Treasury Bonds
   8.125%, due 5/15/21, valued at
   U.S.$156 (Cost U.S. $153)         U.S.$     153           153
                                                    ------------
----------------------------------------------------------------
-------------
TOTAL INVESTMENTS (97.0%)
  (Cost U.S. $36,713)                                     41,686
                                                    ------------
----------------------------------------------------------------
-------------

                                            AMOUNT         VALUE
                                             (000)         (000)
---------------------------------------------------------
------------
OTHER ASSETS AND LIABILITIES (3.0%)
  Other Assets                       U.S. $  2,585
  Liabilities                               (1,312) U.S.$  1,273
                                     -------------  ------------
----------------------------------------------------------------
-------------
NET ASSETS (100%)
  Applicable to 580,879, issued and outstanding
   U.S. $.01 par value shares (50,000,000 shares
   authorized)                                      U.S.$ 42,959
                                                   -------------

-----------------------------------------------------------------
-------------

---------------------------------------------------------
------------
NET ASSET VALUE PER SHARE                           U.S. $ 73.96
                                                   -------------
----------------------------------------------------------------
-------------

ADR--American Depositary Receipt
ADS --American Depositary Share

                                       6